UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2017

PACIFIC CONTINENTAL CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	000-30106	93-1269184
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West 7th Avenue

Eugene, Oregon 97401

(Address of principal executive offices) (Zip Code)

Tel. (541) 686-8685

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 26, 2017, Pacific Continental Corporation (the “Company”) issued a press release announcing earnings for the fourth quarter ended December 31, 2016. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filings or document.

Item 8.01. Other Events

The only information contained in this Form 8-K being filed for the purposes of Rule 425 under the Securities Act is the information relating solely to the proposed merger between the Company and Columbia Banking System, Inc., contained in the press release furnished herewith as Exhibit 99.1 and being filed under this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated January 26, 2017 announcing earnings for the fourth quarter ended December 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2017

PACIFIC CONTINENTAL CORPORATION

By:	/s/ Richard R. Sawyer
Richard R. Sawyer
Executive Vice President and Chief Financial Officer